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ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:      February 1, 2000 - February 29, 2000

Settlement Date:        15-Mar-00


A.     SERIES INFORMATION

       Advanta Leasing Receivables Corp. IV and
       Advanta Leasing Receivables Corp. V
       Equipment Receivables Asset-Backed Notes,
       Series 1998-1

I.     SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB") ........                                   $ 191,041,166.15
                                                                                                                  ----------------
       (b.)   Contract Principal Balance of all Collections allocable to
              Contracts .......................................................                $  10,279,718.60
                                                                                               ----------------
       (c.)   Contract Principal Balance of Charged-Off Contracts .............                $     589,503.44
                                                                                               ----------------
       (d.)   Total decline in Principal Balance ..............................                                   $  10,869,222.04
                                                                                                                  ----------------


       (e.)   Ending Aggregate Contract Principal Balance of all
              Contracts as of this Settlement Date ............................                                   $ 180,171,944.11
                                                                                                                  ----------------

              Balances on this Settlement Date after payment on the related
              Payment Date
       (f.)   Class A Principal Balance as of this Settlement Date ............                                   $ 159,127,732.04
                                                                                                                  ----------------
              (Class A Note Factor) ...........................................   0.4804581
                                                                                  ---------
       (g1.)  Class A-1 Principal Balance   (Note Factor) .....................   0.0000000                   -
                                                                                  ---------     ---------------
       (g2.)  Class A-2 Principal Balance   (Note Factor) .....................   0.4733039     $ 89,927,732.04
                                                                                  ---------     ---------------
       (g3.)  Class A-3 Principal Balance   (Note Factor) .....................   1.0000000     $ 23,300,000.00
                                                                                  ----------    ---------------
       (g4.)  Class A-4 Principal Balance   (Note Factor) .....................   1.0000000     $ 45,900,000.00
                                                                                  ----------    ---------------
       (h.)   Class B Principal Balance as of this Settlement Date ............                                    $  9,098,916.03
                                                                                                                   ---------------
              (Class B Note Factor) ...........................................   0.4804581
                                                                                  -----------
       (i.)   Class C Principal Balance as of this Settlement Date ............                                    $  2,420,285.40
                                                                                                                   ---------------
              (Class C Note Factor) ...........................................   0.2454153
                                                                                  -----------
       (l.)   Class D Principal Balance as of this Settlement Date                                                 $   9,525,010.64
                                                                                                                   ----------------
              (Class D Note Factor) ...........................................   0.6349878
                                                                                  ----------

II.    COMPLIANCE RATIOS

       (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as
              of the related Calculation Date .................................                                    $ 196,510,793.09
                                                                                                                   ----------------

       (b1.)  % of CBR 31 days or more delinquent as of the related Calculation
              Date .............................................................                                               8.90%
                                                                                                                   ----------------

       (b2.)  Preceeding Month %: ..............................................  Jan-00                                       8.94%
                                                                                                                   ----------------
                                                                                  ------
       (b3.)  2nd Preceeding Month %: ..........................................  Dec-99                                       8.32%
                                                                                  ------                           ----------------

       (b4.)  Three month rolling average % of CBR 31 days or more delinquent ..                                               8.72%
                                                                                                                   -----------------


       (c.)   Does the three month rolling average % of CBR which are 31 days
              or more delinquent exceed 10.5%? Y or N. .........................                                                 NO
                                                                                                                   -----------------


              (Amortization Period Only)
       (d)    Cumulative Net Loss Percentage as of the related Collection Period                                               2.08%
                                                                                                                  ------------------
              Does the Cumulative Net Loss Percentage exceed
       (d1.)  4.0 % from the Beginning Period to and including 12th Collection
              Period?  Y or N ..................................................                                                N/A
                                                                                                                  ------------------
       (d2.)  5.5 % from 13th Collection Period to and including 24th Collection
              Period? Y or N ...................................................                                                 NO
                                                                                                                  -----------------
       (d3.)  7.0 % from 25th Collection Period and thereafter? Y or N .........                                                N/A
                                                                                                                  ------------------
              (If Yes to e1 or e2 or e3, then a Residual Event occurs)

       (e1.)  Residual Realization for the related Collection Period > 100% (YES/NO)                                            YES
                                                                                                                  -----------------
       (e2.)  Preceeding Month: ................................................  Jan-00 > 100% (YES/NO)                        YES
                                                                                  ---------------------           -----------------
       (e3.)  2nd Preceeding Month: ............................................  Dec-99 > 100% (YES/NO)                        YES
                                                                                                                  -----------------
       (e4.)  Three month rolling average Residual Realization Ratio > 100% (YES/NO)                                            YES
                                                                                                                  -----------------
              (If less than 100%, then a Residual Event Occurs)


III.   FLOW OF FUNDS
              The amount of available funds on deposit in the Series 1998-1
              Facility Account .................................................                                    $ 12,697,826.55
                                                                                                                    ---------------


             (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

       (a.)   To the Servicer, Unrecoverable Servicer Advances .................                                          22,371.54
                                                                                                                    ---------------
       (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and
              Ancillary Servicing Income, if any                                                                                  -
                                                                                                                    ---------------

              To Series 1998-1 Noteholders:
       (c.)   To Class A, the total Class A Note Interest and Class A Overdue
              Interest for the related period. .................................                                    $    826,583.83
                                                                                                                    ===============

                          Interest on Class A-1 Notes                             $                     -
                                                                                  -----------------------
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
                          Interest on Class A-2 Notes ..........................  $ 482,707.99
                                                                                  ------------
                          Interest on Class A-3 Notes ..........................  $ 115,140.83
                                                                                  ------------
                          Interest on Class A-4 Notes ..........................  $ 228,735.00
                                                                                  ------------
       (d.)   Interest on Class B Notes for the related period. ................                                        $ 49,043.11
                                                                                                                        -----------
       (e.)   Interest on Class C Notes for the related period .................                                        $ 16,987.08
                                                                                                                        -----------

       (f.)   To Series 1998-1 Noteholders:
              To Class A, the total Principal Payment and Class A Overdue
              Principal, if any ................................................                                       9,599,689.12
                                                                                                                       ------------
                          Principal Payment to Class A-1 Noteholders ...........           N/A
                                                                                 -------------
                          Principal Payment to Class A-2 Noteholders ........... $ 9,599,689.12
                                                                                 --------------
                          Principal Payment to Class A-3 Noteholders ...........           N/A
                                                                                           ----
                          Principal Payment to Class A-4 Noteholders ...........           N/A
                                                                                           ----
              To Class B for Principal Payment and Overdue Principal, if any ...                                         548,909.76
                                                                                                                       -------------
              To Class C for Principal Payment and Overdue Principal, if any ...                                         720,623.16
                                                                                                                       ------------

       (g)    Overdue Principal (included in the Principal Payments per above, if any):
              To Class A, total for Overdue Principal ..........................           N/A
                                                                                           ----
                          Overdue Principal to Class A-1         N/A
                                                            -------------
                          Overdue Principal to Class A-2         N/A
                                                            -------------
                          Overdue Principal to Class A-3         N/A
                                                            -------------
                          Overdue Principal to Class A-4         N/A
                                                            -------------
              To Class B for Overdue Principal .................................           N/A
                                                                                           ----
              To Class C for Overdue Principal .................................           N/A
                                                                                           ----
       (h1.)  Until the Reserve Account Funding Date:
              To the Reserve Account, the amount equal to the Servicing Fee
              otherwise payable to ABS .........................................                                                N/A
                                                                                                                     ---------------

       (h2.)  After the Reserve Account Funding Date:
              To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
              Income, if any ...................................................                                         159,200.97
                                                                                                                     --------------

       (i.)   To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount
              for such Payment Date ................                                                                            N/A
                                                                                                                    ---------------

       (j.)   Upon the occurrence of a Residual Event            the lesser of:
       (j1.)  (A) the Available Funds remaining on deposit in the Facility
                  Account and ..................................................           N/A
                                                                                           ----
       (j2.)  (B) the aggregate amount of Residual Receipts included in
                  Available Funds ..............................................           N/A
                                                                                           ----
       (j3.)  To be deposited to the Residual Account. .........................                                                N/A
                                                                                                                    ---------------

       (k.)   To Class D Noteholders for Principal Payment .....................                                                  -
                                                                                                                    ---------------
       (l.)   To Class D Noteholders for Overdue Principal, if any .............                                                N/A
                                                                                                                    ---------------

             (3) To ABS, the Servicing Fee previously due, but deposited to the
                 Reserve Account ...............................................                                    $             -
                                                                                                                    ---------------

             (4) To the Series Obligors, as holders of the Residual Interest,
                 any Available Funds remaining on deposit in the Facility Account                                   $    754,417.98
                                                                                                                    ---------------

IV.    SERVICER ADVANCES

       (a.)   Aggregate amount of Servicer Advances at the beginning of the
              related Collection Period ........................................                                       3,751,819.36
                                                                                                                    ---------------
       (b.)   Servicer Advances reimbursed during the related Collection Period                                           82,273.66
                                                                                                                    ---------------
       (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
              Settlement Date ..................................................                                          22,371.54
                                                                                                                    ---------------
       (d.)   Servicer Advances made during the related Collection Period ......
                                                                                                                    ---------------
       (e.)   Aggregate amount of Servicer Advances at the end of the Collection
              Period ...........................................................                                    $  3,647,174.16
                                                                                                                    ---------------


V.     RESERVE ACCOUNT
       (a.)   Amount on deposit at the beginning of the related Collection Period                                  $   5,906,130.76
                                                                                                                   ----------------
       (b.)   Amounts used to cover shortfalls, if any,  for the related
              Collection Period ................................................                                   $              -
                                                                                                                   ----------------
       (c.)   Amounts transferred from the Facility Account, if applicable .....                                   $              -
                                                                                                                   ----------------
       (d.)   Interest earned on Reserve Balance ...............................                                   $      25,499.54
                                                                                                                   ----------------

       (e.)   Reserve Account Ending Balance before calculating Required Reserve
              Amount ...........................................................                                   $   5,931,630.30
                                                                                                                   ----------------

                                                                                                                   ----------------
       (f.)   Required Reserve Amount needed as of the related Collection Period                                   $   5,546,025.34
                                                                                                                   ----------------

       (g1.)  If (f) is greater than (e), then amount of shortfall .............                                               0.00
                                                                                                                   ----------------
       (g2.)  If (e) is greater than (f), then excess amount to be transferred
              to the Series Obligors ...........................................                                         385,604.96
                                                                                                                   ----------------

       (h.)   Amounts on deposit as of this Settlement Date (e minus g2) .......                                   $   5,546,025.34
                                                                                                                   ----------------

       *Beginning balance adjusted from prior month ending to reflect the additional funds in the reserve account.

VI.    RESIDUAL ACCOUNT
       (a.)   Amount on deposit at the beginning of the related Collection Period                                              0.00
                                                                                                                   ----------------
       (b.)   Amounts transferred from the Facility Account ....................                                               0.00
                                                                                                                   ----------------
       (c.)   Amounts used to cover shortfalls for the related Collection Period                                               0.00
                                                                                                                   ----------------
       (d.)   Amount on deposit as of this Settlement Date .....................                                               0.00
                                                                                                                   ----------------

VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT
       (a.)   Amount on deposit at the beginning of the related Collection Period                                              0.00
                                                                                                                   ----------------
       (b.)   Amounts transferred from the Facility Account ....................                                               0.00
                                                                                                                   ----------------
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
       (c.)   Amounts transferred to the Series Obligors .......................                                               0.00
                                                                                                                   ----------------
       (d.)   Amount on deposit as of this Settlement Date .....................                                               0.00
                                                                                                                   ----------------


VIII.  ADVANCE PAYMENTS
       (a.)   Beginning aggregate Advance Payments. ............................                                   $   2,473,153.08
                                                                                                                   ----------------
       (b.)   Amount of Advance Payments collected during the related Collection
              Period ...........................................................                                   $   1,776,005.79
                                                                                                                   ----------------
       (c.)   Investment earnings for the related Collection Period ............                                   $      13,403.02
                                                                                                                   ----------------
       (d.)   Amount of Advance Payments withdrawn for deposit into Facility
              Account ..........................................................                                   $   1,878,096.46
                                                                                                                   ----------------
       (e.)   Ending aggregate Advance Payments. ...............................                                   $   2,384,465.43
                                                                                                                   ----------------




       ADVANTA BUSINESS SERVICES  CORP., as Servicer

       By:          /s/ John Paris

       Title:       SR VP
                    --------------------------

       Date:        03/10/00
                    --------------------------


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